Rule 497(e) File Nos. 33-40603 and 811-6310

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

Supplement dated July 12, 2006

to Statement of Additional Information dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information of Legg Mason Partners Variable Capital and Income Portfolio (the “Portfolio”):

The following supplements the section entitled “Portfolio Manager Disclosure”

Effective as of July 17, 2006, Robert Gendelman will manage the equity portion of the Portfolio’s assets and serve as coordinating portfolio manager.

Other Accounts Managed by the Portfolio Manager

The table below identifies, as of May 31, 2006, the number of accounts (other than the Portfolio) for which Mr. Gendelman has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown are subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert Gendelman	None	None	None

Portfolio Manager Security Ownership

The table below identifies ownership of portfolio securities by Mr. Gendelman as of May 31, 2006.

Portfolio Manager	Dollar Range of Ownership of Securities in the Portfolio
Robert Gendelman	None